UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2025

CytoDyn Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49908	83-1887078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Main Street, Suite 660

Vancouver, Washington 98660

(Address of principal executive offices, including zip code)

(360) 980-8524

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 21, 2025, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “Certificate of Amendment”) to its Certificate of Incorporation, increasing the total number of authorized shares of common stock, par value $0.001 per share, from 1,750,000,000 to 2,250,000,000. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.

CytoDyn Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on November 21, 2025. On November 21, 2025, the Inspector of Election issued its final report certifying the final voting results for the Annual Meeting, which were as follows:

1.Election of Directors.

Nominee	For	Withheld	Broker Non-Votes
Tanya Durkee Urbach	422,993,702	86,884,590	234,761,991
Stephen M. Simes	461,503,424	48,374,868	234,761,991
Ryan M. Dunlap	465,428,046	44,450,246	234,761,991
Lishomwa C. Ndhlovu, M.D., Ph.D.	462,857,219	47,021,073	234,761,991
Karen J. Brunke, Ph.D.	463,364,278	46,514,014	234,761,991

The stockholders elected each of the Company’s director nominees to serve until the Company’s 2026 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal.

2. Advisory vote on selection of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending May 31, 2026.

For	Against	Abstentions
721,348,317	17,565,874	5,726,090

The stockholders approved, on an advisory basis, the selection of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending May 31, 2026.

3. Advisory vote on compensation of named executive officers.

For	Against	Abstentions	Broker Non-Votes
389,864,422	108,351,482	11,662,388	234,761,991

The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers.

4. Advisory vote on the frequency of holding an advisory vote on executive compensation.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
451,446,382	17,451,685	11,563,946	29,416,278	234,761,992

The stockholders voted, on an advisory basis, to hold an advisory vote on executive compensation every one year.

5. Vote to amend the Company’s certificate of incorporation to increase the total number of authorized shares of common stock from 1,750,000,000 to 2,250,000,000 shares.

For	Against	Abstentions
671,591,768	69,716,006	3,332,509

The stockholders approved an amendment to the Company’s certificate of incorporation to increase the total number of authorized shares of common stock from 1,750,000,000 to 2,250,000,000 shares.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of CytoDyn Inc. dated November 21, 2025
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYTODYN INC.

Date: November 21, 2025	By	/s/ Tyler Blok
Tyler Blok
Chief Legal Officer and Corporate Secretary